UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 18, 2024

ONFOLIO HOLDINGS INC.
(Exact name of registrant as specified in its charter)

Delaware	001-41466	37-1978697
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification Number)

1007 North Orange Street, 4th Floor, Wilmington, Delaware	19801
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (682) 990-6920

______________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	ONFO	Nasdaq Capital Market
Warrants To Purchase Common Stock	ONFOW	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On October 22, 2024, Onfolio Holdings, Inc. (the ”Company’’) filed with the Securities and Exchange Commission a Current Report on Form 8-K (the “Original Form 8-K“) disclosing, among other things, that on October 18, 2024 it had completed the purchase of substantially all of the assets utilized in the operation of the business of Eastern Standard, LLC (“Eastern Standard Pennsylvania”), a Pennsylvania limited liability company.

This Current Report on Form 8-K/A amends and supplements the Original Form 8-K to provide the disclosures required by Item 9.01 of Form 8-K, which were not previously filed with the Original Form 8-K, including the required financial statements of Eastern Standard Pennsylvania and the required pro forma financial statements. Except as otherwise provided herein, the other disclosures made in the Original Form 8-K remain unchanged.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

The (i) Unaudited Financial Statements of Eastern Standard Pennsylvania for the Nine Months ended September 30, 2024 and 2023; and (ii) the Audited Financial Statements of Eastern Standard Pennsylvania for the years ended December 31, 2023 and 2022 are attached hereto as Exhibit 99.1 and incorporated herein by reference.

(b) Pro forma financial information.

The unaudited pro forma financial statements and explanatory notes relating to the Company’s acquisition of Eastern Standard Pennsylvania are attached hereto as Exhibit 99.2 and incorporated herein by reference.

(d) Exhibits.

Exhibit No.	Description
99.1	Financial Statements of Eastern Standard Pennsylvania
99.2	Proforma Financial Information
104	Cover Page Interactive Data File (formatted as Inline XBRL)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONFOLIO HOLDINGS INC.

Date: February 27, 2025	By:	/s/ Dominic Wells
Dominic Wells,
Chief Executive Officer

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